UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                    Report to Stockholders.

TCW Strategic
Income Fund, Inc.

Directors and Officers

Samuel P. Bell

Director

Richard W. Call

Director

David S. DeVito

Director, Treasurer and Chief Financial Officer

Matthew K. Fong

Director

Jeffrey E. Gundlach

Senior Vice President and Portfolio Manager

Thomas D. Lyon

Senior Vice President

Hilary G.D. Lord

Senior Vice President and Chief Compliance Officer

Philip K. Holl

Secretary and Associate General Counsel

John A. Gavin

Director

Patrick C. Haden

Chairman

Charles A. Parker

Director

William C. Sonneborn

Director, President and Chief Executive Officer

Michael E. Cahill

Senior Vice President, General Counsel and Assistant Secretary

Peter A. Brown

Senior Vice President

George N. Winn

Assistant Treasurer

Shareholder Information

Investment Adviser

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

Transfer Agent, Dividend Reinvestment and Disbursing Agent and Registrar

BNY Mellon Shareowner Services
P.O. Box #358035
Pittsburgh, PA 15252-8035

Custodian

State Street Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071

Legal Counsel

Dechert LLP
1775 Eye Street N.W.
Washington DC, 20006

TCW Strategic
Income Fund, Inc.

ANNUAL REPORT

December 31, 2007

(THIS PAGE INTENTIONALLY LEFT BLANK)

TCW Strategic Income Fund, Inc.

THE PRESIDENT'S LETTER

Dear Shareholder:

We are pleased to present the 2007 annual report of the TCW Strategic Income Fund, Inc. ("TSI" or "the Fund"). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company. The Fund's current distribution policy is to pay at least 7% annually based on previous year-end net asset value ("NAV"). In 2007, a $0.43 per share dividend was made to shareholders, including an additional special year-end distribution of $0.041 per share from Fund earnings. The overall return of the Fund's NAV in 2007 was -16.5% (with dividends invested). The market price discount to NAV increased from 8.8% at the beginning of the year to 14.1% at the end. The custom, blended index for the Fund was up 5.2% in 2007.

TSI's underlying asset allocation includes a diversified mix of fixed income and equity securities. While most of these asset classes made positive contributions to the performance of the Fund NAV in 2007, the evolving global credit crisis depressed prices in two asset classes to which the Fund was allocated. The negative performance of these two asset classes was the primary factor in the Fund's overall negative return for the year. In particular, prices for Collateralized Debt Obligation ("CDO") and Asset-Backed Security ("ABS") holdings in the Fund were marked down significantly as these markets experienced a surge in delinquencies in underlying mortgage loan pools and the onset during the second half of the year of unprecedented rating downgrades on thousands of credit mortgage-backed securities and CDOs. The downward pressure on prices was compounded as market liquidity for these types of securities dried up.

The following table summarizes the performance of the seven principal market sectors included in the Fund in 2007:

Fund Sector	Market Value(2)	Percent Fund Allocation	Sector Return (Gross of Fees)
Mortgage Backed Securities	$104.6	49.2%	7.0%
High Yield Debt	37.6	17.7	5.3%
Collateralized Debt Obligation	27.0	12.7	-39.9%
Convertible Securities	22.8	10.7	5.0%
Common Stocks	9.1	4.3	2.8%
Preferred Stocks	5.2	2.4	1.4	%(1)
Asset Backed Securities	6.5	3.0	-77.8%
	$212.8	100.0%

(1)  For the period from December 6, 2007 through December 31, 2007.

(2)  Does not include short term investment.

The above portfolio composition was the result of the following allocation decisions:

•  The Fund's exposure to the ABS sector was the largest contributor to the negative 2007 return. The mortgage loans underlying these ABS securities were diversified but included exposure to subprime and other mortgages that were impaired by delinquencies and higher default risk. These positions were marked down in value during the year to an average ending price of 13.2% of par value.

•  The Fund's CDO exposure also weighed on Fund returns during the year. This included an allocation to generally lower credit-rated tranches of CDOs with underlying assets exposed to mortgages, including subprime, as well as bank loans and other CDOs. CDOs with underlying exposure to bank loans

TCW Strategic Income Fund, Inc.

THE PRESIDENT'S LETTER (CONT'D)

comprised approximately 12.6% of the investments at year end.

•  The Fund's exposure to High Yield via synthetic exposure to the High Yield Credit Linked Certificate was cut significantly in March 2007, a move that added value for the year.

•  The Fund, which cut equities in December 2006, remained underweighted in the sector through the year. While equities were positive for 2007, the S&P 500's total return of 5.5% for the year under-earned the dividend.

•  Before the collapse in the ABS markets, portfolio management had begun to raise the Fund's allocation to Mortgage-Backed Securities ("MBS"), a move that added value to the Fund in 2007. In the second half of the year, the MBS segment of the portfolio delivered a total return of 15.4%. This allocation is composed of MBS generally backed by mortgages securitized by Government Sponsored Enterprises ("GSEs") such as Fannie Mae, Freddie Mac and Ginnie Mae. The timely payment of principal and interest by the underlying residential mortgage loans benefits from the explicit or implied guarantee of the U.S. government. In addition, to be eligible for resecuritization by the GSEs, the underlying mortgages were required to conform to tighter underwriting standards than was the case for many non-conforming residential loans.

•  The Fund started the year with $52.1 million in leverage, which was repaid near the end of the first quarter. A modest amount of leverage was restored to the portfolio late in the second quarter. The Fund ended the year with $4.5 million in leverage.

Unfortunately, the above allocation changes obviously did not prevent the decline in Fund NAV in 2007. However, the reorientation of the portfolio in March-June toward higher credit quality and lower default risk by a heavy overweighting in MBS proved to be an important positive ahead of the credit crisis that took hold and deepened in the second half of the year.

We are comfortable with how these decisions have positioned the Fund portfolio at the outset of 2008. The reduction notably in equities has proven very positive in 2008 to date. We also would note that the TSI has the discretion to use borrowed funds at a cost of 75 basis points over the Federal Funds rate to leverage the portfolio. With the significant decline of the Fed target rate in the fourth quarter, the Fund increased leverage to invest primarily in MBS but also in some AAA rated credit mortgage assets. The Fund as of today was benefiting from positive cash-flow carry on those positions.

There have been several changes to the TSI Board of Directors and executive management. I was appointed as President and Chief Executive Officer, replacing Mr. Alvin R. Albe, Jr., who retired at the end of 2007. I personally would like to thank Mr. Albe for his extraordinary service and dedication to the TSI Fund over the years. Mr. David S. DeVito, the Fund's Treasurer and Chief Financial Officer, has been appointed to the Board as a director replacing Mr. Albe. On behalf of the Board and everyone at TCW, I would like to thank you for your continued support.

Sincerely,

William C. Sonneborn
President & Chief Executive Officer

January 28, 2008

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007

Principal Amount			Value
		Fixed Income Securities
		Asset Backed Securities (3.2% of Net Assets)
		Banking (3.2%)
$2,500,000		Ameriquest Mortgage Securities, Inc., (06-R2-M10), 7.365%, due 04/25/36	$175,000	(1)(2)
2,661,000	*	Argent Securities, Inc., (06-W3-M10), (144A), 0%, due 04/25/36 (Cost $2,242,385, Acquired 03/15/2006)	119,745	(1)(2)(3)(4)
2,000,000		Argent Securities, Inc., (06-W4-M10), 7.365%, due 05/25/36	260,000	(1)(2)
2,000,000		Carrington Mortgage Loan Trust, (06-2FRE-M10), (144A), 6.865%, due 10/25/36 (Cost $1,762,231, Acquired 10/05/2006)	100,000	(1)(2)(3)(4)
2,000,000		Carrington Mortgage Loan Trust, (06-NC1-M10), (144A), 7.865%, due 01/25/36 (Cost $1,882,813, Acquired 05/19/2006)	300,000	(1)(2)(3)(4)
1,500,000		Countrywide Asset-Backed Certificates, (06-26-B), (144A), 6.615%, due 06/25/37 (Cost $1,229,772, Acquired 12/19/2006)	180,000	(1)(2)(3)(4)
2,000,000		Countrywide Asset-Backed Certificates, (06-5-B), 7.183%, due 08/25/36	360,000	(1)(2)

Principal Amount		Value
$2,000,000	Countrywide Asset-Backed Certificates, (06-6-B), (144A), 7.865%, due 09/25/36 (Cost $1,721,620, Acquired 03/20/2006)	$240,000	(1)(2)(3)(4)
2,000,000	Countrywide Asset-Backed Certificates, (07-6-M8), 6.865%, due 09/25/37	440,000	(1)(2)
1,993,000	First Franklin Mortgage Loan Asset Backed Certificates, (06-17FF-B), (144A), 7.365%, due 12/25/36 (Cost $1,802,408, Acquired 11/15/2006)	199,300	(1)(2)(3)(4)
2,000,000	First Franklin Mortgage Loan Asset Backed Certificates, (06-FF5-M10), (144A), 6.865%, due 04/25/36 (Cost $1,800,266, Acquired 04/28/2006)	180,000	(1)(2)(3)(4)
2,000,000	First Franklin Mortgage Loan Asset Backed Certificates, (06-FF7-M10), (144A), 6.865%, due 05/25/36 (Cost $1,809,382, Acquired 05/19/2006)	200,000	(1)(2)(3)(4)
2,000,000	Fremont Home Loan Trust, (06-2-M9), 7.265%, due 02/25/36	240,000	(1)(2)
2,000,000	HSI Asset Securitization Corp. Trust, (06-OPT3-M9), 6.865%, due 02/25/36	420,000	(1)(2)

  *  As of December 31, 2007, security is not accruing interest.

(1)  Illiquid security.

(2)  Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2007.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $65,657,016 or 32.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4)  Restricted Security. (Note 7)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Principal Amount		Value
$1,740,000	HSI Asset Securitization Corp. Trust, (07-HE2-M8), 7.365%, due 04/25/37	$348,000	(1)(2)
2,000,000	JP Morgan Mortgage Acquisition Corp., (06-NC1-M10), (144A), 7.365%, due 04/25/36 (Cost $1,778,268, Acquired 04/05/2006)	200,000	(1)(2)(3)(4)
1,000,000	Residential Asset Mortgage Products, Inc., (06-NC3-M9), 6.915%, due 03/25/36	150,000	(1)(2)
2,000,000	Saxon Asset Securities Trust, (06-2-B4), 7.365%, due 09/25/36	140,000	(1)(2)
1,000,000	Saxon Asset Securities Trust, (07-1-B2), 7.115%, due 02/25/37	175,000	(1)(2)
2,000,000	Securitized Asset Backed Receivables LLC Trust, (07-BR1-B2), 7.115%, due 02/25/37	280,000	(1)(2)
2,000,000	Soundview Home Equity Loan Trust, (06-OPT2-M9), (144A), 7.365%, due 05/25/36 (Cost $1,745,625, Acquired 03/14/2006)	240,000	(1)(2)(3)(4)
2,000,000	Soundview Home Equity Loan Trust, (06-OPT3-M9), (144A), 7.365%, due 06/25/36 (Cost $1,811,875, Acquired 04/13/2006)	240,000	(1)(2)(3)(4)

Principal Amount			Value
$2,000,000		Structured Asset Securities Corp., (06-NC1-B1), (144A), 7.365%, due 05/25/36 (Cost $1,760,000, Acquired 09/29/2006)	$160,000	(1)(2)(3)(4)
2,000,000		Structured Asset Securities Corp., (06-WF1-M9), 6.865%, due 02/25/36	731,040	(1)(2)
2,700,000		Structured Asset Securities Corp., (07-EQ1-M9), 7.365%, due 03/25/37	459,000	(1)(2)
		Total Banking	6,537,085
		Total Asset Backed Securities (Cost: $43,947,845)	6,537,085
		Collateralized Debt Obligations (13.2%)
		Banking (0.3%)
1,000,000		FM Leveraged Capital Fund, (06-2A-E), (144A), 9.25%, due 11/15/20 (Cost $1,000,000, Acquired 10/31/2006)	655,267	(1)(2)(3)(4)
		Diversified Financial Services-Multi-Sector Holdings (0.0%)
1,500	*(5)	Mantoloking CDO, Ltd., (144A), 0%, due 09/28/46 (Cost $1,417,500, Acquired 11/21/2006)	—	(1)(2)(3)(4)

  *  As of December 31, 2007, security is not accruing interest.

(1)  Illiquid security.

(2)  Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2007.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $65,657,016 or 32.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4)  Restricted Security. (Note 7)

(5)  Represents number of preferred shares.

CDO – Collateralized Debt Obligation.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Principal Amount			Value
$469,726	*	Mantoloking CDO, Ltd., (06-1A-E), (144A), 0%, due 08/28/46 (Cost $469,726, Acquired 11/21/2006)	$—	(1)(2)(3)(4)
1,909,524	*	Marathon Structured Finance CDO, Ltd., (06-1A-E), (144A), 0%, due 07/26/46 (Cost $1,909,524, Acquired 07/14/2006-04/27/2007)	57,286	(1)(2)(3)(4)(6)
		Total Diversified Financial Services-Multi-Sector Holdings	57,286
		Diversified Financial Services-Specialized Finance (12.9%)
1,500	(5)	ACA CLO, Ltd., (06-2), (144A), 12%, due 01/09/21 (Cost $1,395,000, Acquired 11/28/2006)	1,119,743	(1)(2)(3)(4)
4,000,000		ARES VR CLO, (06-1A), (144A), 12%, due 02/24/18 (Cost $3,840,000, Acquired 03/08/2006)	2,754,965	(1)(3)(4)
2,000,000		Avenue CLO, Ltd., (07-6A), (144A), 9.50%, due 07/17/19 (Cost $1,840,000, Acquired 04/24/2007)	1,446,091	(1)(3)(4)

Principal Amount			Value
$1,000	(5)	Centurion CDO VII, Ltd., (144A), 13.25%, due 01/30/16 (Cost $760,000, Acquired 11/01/2006)	$528,814	(1)(2)(3)(4)
2,000,000		Clydesdale CLO, Ltd., (06-1A), (144A), 9%, due 12/19/18 (Cost $1,860,000, Acquired 01/16/2007)	1,718,612	(1)(3)(4)
1,000,000		CW Capital Cobalt, (06-2A-K), (144A), 8.511%, due 04/26/50 (Cost $1,000,000, Acquired 04/12/2006)	517,881	(1)(2)(3)(4)
1,000,000	*	CW Capital Cobalt II, (06-2A-PS), (144A), 0%, due 04/26/50 (Cost $940,000, Acquired 04/12/2006)	484,870	(1)(2)(3)(4)
1,825,538		De Meer Middle Market CLO, Ltd., (06-1A), (144A), 8.50%, due 10/20/18 (Cost $1,734,261, Acquired 08/03/2006)	1,414,599	(1)(3)(4)
918,497		De Meer Middle Market CLO, Ltd., (06-1A-E), (144A), 9.151%, due 10/20/18 (Cost $918,497, Acquired 08/03/2006)	727,074	(1)(2)(3)(4)
2,000,000		Duane Street CLO, (06-3-A), (144A), 10%, due 01/11/21 (Cost $1,860,000, Acquired 11/15/2006)	1,499,396	(1)(3)(4)

  *  As of December 31, 2007, security is not accruing interest.

(1)  Illiquid security.

(2)  Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2007.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $65,657,016 or 32.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4)  Restricted Security. (Note 7)

(5)  Represents number of preferred shares.

(6)  Fair valued security. (Note 1)

CDO – Collateralized Debt Obligation.

CLO – Collateralized Loan Obligation.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Principal Amount			Value
$2,000	(5)	FM Leveraged Capital Fund II, (06-1A-PS), (144A), 8.655%, due 11/20/20 (Cost $1,860,000, Acquired 10/31/2006)	$1,390,299	(1)(2)(3)(4)
2,000,000		Galaxy CLO, Ltd., (06-6I), 10%, due 06/13/18	1,445,131	(1)
2,000,000		Galaxy CLO, Ltd., (06-7A), (144A), 10%, due 10/13/18 (Cost $1,900,000, Acquired 08/04/2006)	1,487,553	(1)(3)(4)
3,000,000		Katonah, Ltd., (8A), (144A), 10%, due 05/20/18 (Cost $2,850,000, Acquired 05/16/2006)	1,918,049	(1)(3)(4)
2,000,000		LCM CDO, LP, (5I), 11.25%, due 03/21/19	1,359,573	(1)
3,500,000		Octagon Investment Partners X, Ltd., (06-10A), (144A), 10.50%, due 10/18/20 (Cost $3,325,000, Acquired 08/10/2006)	2,765,946	(1)(3)(4)
3,000,000		Prospect Park CDO, Ltd., (06-1I), 13%, due 07/15/20	1,784,763	(1)
1,750,000	(5)	Vertical CDO, Ltd., (06-1), (144A), 6.50%, due 04/22/46 (Cost $1,697,500, Acquired 05/16/2006)	1,178,657	(1)(2)(3)(4)
1,000,000	(5)	Whitehorse III, Ltd., (144A), 9%, due 05/01/18 (Cost $900,000, Acquired 02/22/2007)	636,425	(1)(2)(3)(4)
		Total Diversified Financial Services-Specialized Finance	26,178,441

Principal Amount			Value
		Thrifts & Mortgage Finance (0.0%)
$10,000	*	Bering CDO, Ltd., (06-1A), (144A), 0%, due 09/07/46 (Cost $870,000, Acquired 08/03/2006)	$—	(1)(2)(3)(4)(6)
1,000,000	*	Bering CDO, Ltd., (06-1A-C), (144A), 0%, due 09/07/46 (Cost $1,000,000, Acquired 08/03/2006)	15,000	(1)(2)(3)(4)(6)
2,000,000	*	Fortius Funding, Ltd., (06-2-A), (144A), 0%, due 02/03/42 (Cost $1,900,000, Acquired 11/03/2006)	200	(1)(3)(4)
911,295	*	Fortius Funding, Ltd., (06-2-AE), (144A), 0%, due 02/03/42 (Cost $911,295, Acquired 11/06/2006)	91	(1)(2)(3)(4)
1,000	*(5)	Fortius I Funding, Ltd., (144A), 0%, due 07/12/41 (Cost $970,000, Acquired 03/13/2006)	100	(1)(2)(3)(4)
985,103	*	GSC ABS CDO, Ltd., (06-3GA-D), (144A), 0%, due 06/02/42 (Cost $985,103, Acquired 12/07/2006)	99	(1)(2)(3)(4)
1,500,000	*	Hudson Mezzanine Funding, (06-1-AE), (144A), 0%, due 04/12/42 (Cost $1,500,000, Acquired 10/25/2006)	150	(1)(2)(3)(4)

  *  As of December 31, 2007, security is not accruing interest.

(1)  Illiquid security.

(2)  Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2007.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $65,657,016 or 32.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4)  Restricted Security. (Note 7)

(5)  Represents number of preferred shares.

(6)  Fair valued security. (Note 1)

CDO – Collateralized Debt Obligation.

CLO – Collateralized Loan Obligation.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Principal Amount			Value
$1,500,000	*	Hudson Mezzanine Funding, (06-1A-INC), (144A), 0%, due 04/12/42 (Cost $1,395,000, Acquired 10/25/2006)	$150	(1)(3)(4)
1,000,000	*	IXIS ABS CDO, Ltd., (06-1I-E), 0%, due 12/13/46	10,000	(1)(2)
2,000,000	*	Vertical CDO, Ltd., (06-2A), (144A), 0%, due 05/09/46 (Cost $1,860,000, Acquired 05/19/2006)	—	(1)(3)(4)
1,957,519	*	Vertical CDO, Ltd., (06-2A-C), (144A), 0%, due 05/09/46 (Cost $1,957,519, Acquired 05/19/2006)	39,150	(1)(2)(3)(4)
		Total Thrifts & Mortgage Finance	64,940
		Total Collateralized Debt Obligations (Cost: $35,096,783)	26,955,934
		Collateralized Mortgage Obligations (51.5%)
		Banking (10.9%)
3,000,000		Countrywide Alternative Loan Trust, (07-19-1A4), 6%, due 08/25/37	2,644,962
2,614,774		Countrywide Home Loans, (04-HYB4-B1), 4.834%, due 09/20/34	2,382,625	(2)

Principal Amount		Value
$2,517,724	Credit Suisse Mortgage Capital Certificates, (07-5-DB1), 7.115%, due 07/25/37	$881,203	(2)
6,274,135	GSR Mortgage Loan Trust, (03-7F-1A4), 5.25%, due 06/25/33	5,485,728
3,913,359	GSR Mortgage Loan Trust, (06-1F-1A5), 3.768%, due 02/25/36 (I/F) (TAC)	3,115,667	(2)
2,500,000	Novastar Home Equity Loan, (04-2-M4), 6.065%, due 09/25/34	2,313,284	(2)
2,457,278	Residential Accredit Loans, Inc., (05-QA7-M1), 5.484%, due 07/25/35	2,303,815	(2)
2,986,996	Structured Adjustable Rate Mortgage Loan Trust, (06-3-4A), 6%, due 04/25/36	2,981,058	(2)
	Total Banking	22,108,342
	U.S. Government Agency Obligations (40.6%)
2,023,000	Federal Home Loan Mortgage Corp., (2684-SN), 3.113%, due 10/15/33 (I/F)	1,795,823	(2)
5,688,598	Federal Home Loan Mortgage Corp., (2691-CO), 0%, due 10/15/33 (P/O)	3,754,010
3,278,007	Federal Home Loan Mortgage Corp., (2857-OM), 0%, due 09/15/34 (P/O)	1,882,410

  *  As of December 31, 2007, security is not accruing interest.

(1)  Illiquid security.

(2)  Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2007.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $65,657,016 or 32.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4)  Restricted Security. (Note 7)

CDO – Collateralized Debt Obligation.

I/F – Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

P/O – Principal Only Security.

TAC – Target Amortization Class.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Principal Amount		Value
$1,950,546	Federal Home Loan Mortgage Corp., (2870-EO), 0%, due 10/15/34 (P/O)	$1,304,895
3,408,118	Federal Home Loan Mortgage Corp., (2937-SW), 3.908%, due 02/15/35 (I/F) (TAC)	2,889,078	(2)
3,144,097	Federal Home Loan Mortgage Corp., (2951-NS), 0%, due 03/15/35 (I/F)	1,946,650	(2)
1,603,969	Federal Home Loan Mortgage Corp., (2962-GT), 0%, due 04/15/35 (I/F) (TAC)	1,156,766	(2)
987,732	Federal Home Loan Mortgage Corp., (2990-JK), 1.89%, due 03/15/35 (I/F)	821,245	(2)
1,607,354	Federal Home Loan Mortgage Corp., (3019-SQ), 0%, due 06/15/35 (I/F)	1,306,314	(2)
2,480,943	Federal Home Loan Mortgage Corp., (3035-TP), 6.5%, due 12/15/33 (I/F)	2,554,106	(2)
2,061,301	Federal Home Loan Mortgage Corp., (3062-HO), 0%, due 11/15/35 (P/O)	1,314,323
1,587,446	Federal Home Loan Mortgage Corp., (3074-LO), 0%, due 11/15/35 (P/O)	1,107,258
447,515	Federal Home Loan Mortgage Corp., (3076-ZQ), 5.5%, due 11/15/35 (PAC)	417,766
1,849,190	Federal Home Loan Mortgage Corp., (3081-PO), 0%, due 07/15/33 (P/O)	1,477,469

Principal Amount		Value
$2,479,578	Federal Home Loan Mortgage Corp., (3092-CS), 6.319%, due 12/15/35 (I/F) (TAC)	$2,479,583	(2)
2,581,618	Federal Home Loan Mortgage Corp., (3092-LO), 0%, due 12/15/35 (P/O) (TAC)	2,155,162
2,819,318	Federal Home Loan Mortgage Corp., (3092-OL), 0%, due 12/15/35 (P/O)	1,976,971
2,933,090	Federal Home Loan Mortgage Corp., (3128-OJ), 0%, due 03/15/36 (P/O)	2,604,787
2,254,360	Federal Home Loan Mortgage Corp., (3146-SB), 5.216%, due 04/15/36 (I/F)	2,204,653	(2)
1,430,950	Federal Home Loan Mortgage Corp., (3153-NK), 5.143%, due 05/15/36 (I/F)	1,330,416	(2)
2,370,835	Federal Home Loan Mortgage Corp., (3161-SA), 5.033%, due 05/15/36 (I/F)	2,306,894	(2)
3,783,620	Federal Home Loan Mortgage Corp., (3171-GO), 0%, due 06/15/36 (P/O) (PAC)	3,281,794
6,478,170	Federal Home Loan Mortgage Corp., (3171-OJ), 0%, due 06/15/36 (P/O)	3,671,076
1,586,086	Federal Home Loan Mortgage Corp., (3186-SB), 4.299%, due 07/15/36 (I/F)	1,496,398	(2)
5,741,136	Federal Home Loan Mortgage Corp., (3225-AO), 0%, due 10/15/36 (P/O)	3,813,692

(2)  Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2007.

I/F – Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

PAC – Planned Amortization Class.

P/O – Principal Only Security.

TAC – Target Amortization Class.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Principal Amount		Value
$3,577,641	Federal Home Loan Mortgage Corp., (3349-SD), 4.116%, due 07/15/37 (I/F)	$3,228,632	(2)
3,469,899	Federal National Mortgage Association, (05-1-GZ), 5%, due 02/25/35	3,284,436
1,953,342	Federal National Mortgage Association, (05-44-TS), 3.617%, due 03/25/35 (I/F) (TAC)	1,636,608	(2)
2,263,324	Federal National Mortgage Association, (05-62-BO), 0%, due 07/25/35 (P/O)	1,904,610
3,009,109	Federal National Mortgage Association, (05-69-HO), 0%, due 08/25/35 (P/O)	2,071,905
1,403,284	Federal National Mortgage Association, (05-87-ZQ), 4.5%, due 10/25/25	1,290,266
1,416,140	Federal National Mortgage Association, (05-92-DT), 6%, due 10/25/35 (I/F) (TAC)	1,410,833	(2)
1,494,725	Federal National Mortgage Association, (06-14-SP), 6.424%, due 03/25/36 (I/F) (TAC)	1,533,156	(2)
1,678,246	Federal National Mortgage Association, (06-15-LO), 0%, due 03/25/36 (P/O)	1,292,299

Principal Amount		Value
$2,574,964	Federal National Mortgage Association, (06-44-C), 0%, due 12/25/33 (P/O)	$1,901,570
3,604,348	Federal National Mortgage Association, (06-45-SP), 5.372%, due 06/25/36 (I/F)	3,252,271	(2)
2,033,099	Federal National Mortgage Association, (06-57-SA), 5.152%, due 06/25/36 (I/F)	1,876,056	(2)
2,000,000	Federal National Mortgage Association, (06-67-DS), 3.894%, due 07/25/36 (I/F)	1,701,236	(2)
6,486,866	Government National Mortgage Association, (05-45-DK), 1.89%, due 06/16/35 (I/F)	5,076,519	(2)
	Total U.S. Government Agency Obligations	82,509,936
	Total Collateralized Mortgage Obligations (Cost: $97,236,725)	104,618,278
	Other Fixed Income (18.5%)
	Financial Services (18.5%)
38,075,000	Dow Jones CDX, Series 9, Trust I, 8.75%, due 12/29/12 (144A)	37,551,469	(3)(7)(8)
	Total Other Fixed Income (Cost: $38,121,359)	37,551,469
	Total Fixed Income Securities (Cost: $214,402,712) (86.4%)	175,662,766

(2)  Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2007.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $65,657,016 or 32.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(7)  Security partially or fully lent (Note 5).

(8)  Index bond which consists of high yield credit default swaps, and tracks the B rated high yield index.

I/F – Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

P/O – Principal Only Security.

TAC – Target Amortization Class.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Principal Amount		Value
	Convertible Securities
	Convertible Corporate Bonds (4.7%)
	Banking (0.5%)
$907,000	Euronet Worldwide, Inc., 3.5%, due 10/15/25	$945,548	(7)
	Electronics (1.2%)
736,000	Agere Systems, Inc., 6.5%, due 12/15/09	746,120	(7)
763,000	Fairchild Semiconductor Corp., 5%, due 11/01/08	754,416
751,000	LSI Logic Corp., 4%, due 05/15/10	724,715	(7)
339,000	Xilinx, Inc., (144A), 3.125%, due 03/15/37	293,235	(3)
	Total Electronics	2,518,486
	Healthcare Providers (0.4%)
1,186,000	Omnicare, Inc., 3.25%, due 12/15/35	866,949
	Media-Broadcasting & Publishing (0.6%)
319,000	Ciena Corp., 0.875%, due 06/15/17	337,741	(7)
811,000	Ciena Corp., 3.75%, due 02/01/08	811,000	(7)
	Total Media-Broadcasting & Publishing	1,148,741
	Medical Supplies (0.2%)
160,000	Integra LifeSciences Holdings Corp., (144A), 2.375%, due 06/01/12	146,200	(3)

Principal Amount		Value
$160,000	Integra LifeSciences Holdings Corp., (144A), 2.75%, due 06/01/10	$151,600	(3)
	Total Medical Supplies	297,800
	Oil & Gas (0.7%)
443,000	Transocean, Inc., Series A, 1.625%, due 12/15/37	482,316
442,000	Transocean, Inc., Series B, 1.5%, due 12/15/37	477,360
442,000	Transocean, Inc., Series C, 1.5%, due 12/15/37	482,333	(7)
	Total Oil & Gas	1,442,009
	Pharmaceuticals (0.3%)
160,000	Sciele Pharma, Inc., 2.625%, due 05/15/27	156,800
357,000	United Therapeutics Corp., (144A), 0.5%, due 10/15/11	508,725	(3)
	Total Pharmaceuticals	665,525
	Real Estate (0.8%)
1,517,000	Affordable Residential Communities, Inc., (144A), 7.5%, due 08/15/25	1,630,775	(3)
	Total Convertible Corporate Bonds (Cost: $9,686,738)	9,515,833
Number of Shares
	Convertible Preferred Stocks (6.6%)
	Aerospace & Defense (0.6%)
8,000	Northrop Grumman Corp., $7.00	1,165,200

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $65,657,016 or 32.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(7)  Security partially or fully lent (Note 5).

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Number of Shares		Value
	Airlines (0.6%)
17,850	Bristow Group, Inc., $2.75	$1,268,064
	Automobiles (0.8%)
17,285	Ford Motor Co. Capital Trust II, $3.25	561,762	(7)
30,850	General Motors Corp., $1.125	597,256	(7)
21,700	General Motors Corp., $1.3125	417,291
	Total Automobiles	1,576,309
	Commercial Services (0.2%)
10,940	United Rentals Trust I, $3.25	462,215	(7)
	Containers & Packaging (0.2%)
25,261	Smurfit-Stone Container Corp., $1.75	505,220
	Diversified Financial Services (0.4%)
38,900	CIT Group, Inc., $1.9375	733,654
	Electric Utilities (0.4%)
16,500	AES Corp., $3.375	768,075	(7)
	Financial Services (0.1%)
1,612	Vale Capital, Ltd., $2.75	106,634
2,724	Vale Capital, Ltd., $2.75	176,297
	Total Financial Services	282,931
	Food & Staples Retailing (0.3%)
15,260	Rite Aid Corp., $3.50	623,753
	Household Products (0.0%)
59	Owens-Illinois, Inc., $2.375	2,949

Number of Shares		Value
	Insurance (0.8%)
13,105	Reinsurance Group of America, Inc., $2.875	$871,482
41,687	XL Capital, Ltd., $1.75	792,887
	Total Insurance	1,664,369
	Media (0.3%)
800	Interpublic Group of Companies, Inc., (144A), $52.50	659,500	(3)
	Oil, Gas & Consumable Fuels (0.5%)
8,445	Chesapeake Energy Corp., $4.50	928,950	(7)
	Pharmaceuticals (0.2%)
330	Mylan, Inc., $65.00	335,363
	Road & Rail (0.4%)
660	Kansas City Southern, $51.25	878,047
	Thrifts & Mortgage Finance (0.2%)
384	Washington Mutual, Inc., $77.50	330,480	(7)
	Utilities (0.6%)
16,100	Entergy Corp., $2.125	1,155,175
	Total Convertible Preferred Stocks (Cost: $13,863,499)	13,340,254
	Total Convertible Securities (Cost: $23,550,237) (11.3%)	22,856,087

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the value of these securities amounted to $65,657,016 or 32.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(7)  Security partially or fully lent (Note 5).

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Number of Shares		Value
	Preferred Stock
	Thrifts & Mortgage Finance (2.5%)
100,000	Fannie Mae, $2.03125	$2,575,000
100,000	Freddie Mac, $2.0938	2,615,000	(7)
	Total Thrifts & Mortgage Finance	5,190,000
	Total Preferred Stock (Cost: $5,130,000) (2.5%)	5,190,000
	Common Stock
	Aerospace & Defense (0.1%)
3,000	Honeywell International, Inc.	184,710
	Apparel Retailers (0.1%)
5,900	Gap, Inc. (The)	125,552	(7)
	Automobiles (0.1%)
6,350	General Motors Corp.	158,052	(7)
	Biotechnology (0.2%)
5,300	Genentech, Inc.	355,471	(9)
	Chemicals (0.1%)
5,900	Du Pont (E.I.) de Nemours & Co.	260,131	(7)
	Commercial Services & Supplies (0.1%)
1,600	Avery Dennison Corp.	85,024
3,100	Waste Management, Inc.	101,277	(7)
	Total Commercial Services & Supplies	186,301
	Computers & Peripherals (0.2%)
2,600	Hewlett-Packard Co.	131,248	(7)
2,800	International Business Machines Corp.	302,680	(7)
	Total Computers & Peripherals	433,928

Number of Shares		Value
	Containers & Packaging (0.1%)
8,600	Packaging Corp. of America	$242,520	(7)
	Diversified Financial Services (0.2%)
5,300	Citigroup, Inc.	156,032	(7)
5,200	JPMorgan Chase & Co.	226,980	(7)
	Total Diversified Financial Services	383,012
	Diversified Telecommunication Services (0.4%)
7,400	AT&T, Inc.	307,544
6,068	BCE, Inc.	241,142	(7)
18,700	Qwest Communications International, Inc.	131,087	(7)(9)
8,237	Windstream Corp.	107,246	(7)
	Total Diversified Telecommunication Services	787,019
	Electric Utilities (0.1%)
6,000	American Electric Power Co., Inc.	279,360	(7)
	Electronic Equipment & Instruments (0.1%)
3,100	Tyco Electronics, Ltd.	115,103
	Financial Services (0.1%)
4,200	Blackstone Group, LP (The)	92,946
	Food & Staples Retailing (0.0%)
900	Whole Foods Market, Inc.	36,666
	Food Products (0.2%)
7,800	Kraft Foods, Inc., Class A	254,514	(7)
13,100	Sara Lee Corp.	210,386	(7)
	Total Food Products	464,900

(7)  Security partially or fully lent (Note 5).

(9)  Non-income producing security.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Number of Shares		Value
	Health Care Providers & Services (0.1%)
2,900	Aetna, Inc.	$167,417	(7)
23,740	Tenet Healthcare Corp.	120,599	(7)(9)
	Total Health Care Providers & Services	288,016
	Health Care Technology (0.1%)
3,200	Cerner Corp.	180,480	(7)(9)
	Household Durables (0.0%)
1,700	Sony Corp. (ADR)	92,310
	Household Products (0.1%)
2,900	Kimberly-Clark Corp.	201,086	(7)
	Industrial Conglomerates (0.2%)
6,900	General Electric Co.	255,783	(7)
3,100	Tyco International, Ltd.	122,915	(7)
	Total Industrial Conglomerates	378,698
	Insurance (0.3%)
3,000	American International Group, Inc.	174,900	(7)
2,200	Chubb Corp.	120,076	(7)
3,900	Travelers Companies, Inc. (The)	209,820
	Total Insurance	504,796
	Leisure Equipment & Products (0.1%)
8,400	Mattel, Inc.	159,936	(7)
	Media (0.1%)
4,750	Comcast Corp., Class A	86,735	(7)(9)
9,000	Regal Entertainment Group, Class A	162,630	(7)
	Total Media	249,365

Number of Shares		Value
	Multi-Utilities (0.0%)
800	Ameren Corp.	$43,368
	Oil, Gas & Consumable Fuels (0.3%)
3,000	Chevron Corp.	279,990	(7)
3,500	ConocoPhillips	309,050	(7)
	Total Oil, Gas & Consumable Fuels	589,040
	Paper & Forest Products (0.1%)
6,200	Louisiana-Pacific Corp.	84,816	(7)
6,100	MeadWestvaco Corp.	190,930	(7)
	Total Paper & Forest Products	275,746
	Personal Products (0.1%)
4,912	Avon Products, Inc.	194,172	(7)
	Pharmaceuticals (0.2%)
10,200	Pfizer, Inc.	231,846	(7)
4,400	Watson Pharmaceuticals, Inc.	119,416	(7)(9)
	Total Pharmaceuticals	351,262
	Real Estate Investment Trusts (REITs) (0.1%)
5,000	CapitalSource, Inc.	87,950	(7)
1,700	Hospitality Properties Trust	54,774	(7)
	Total Real Estate Investment Trusts (REITs)	142,724
	Road & Rail (0.1%)
3,800	CSX Corp.	167,124	(7)
1	Kansas City Southern	34	(9)
1,000	Union Pacific Corp.	125,620	(7)
	Total Road & Rail	292,778
	Software (0.2%)
7,900	Salesforce.com, Inc.	495,251	(7)(9)

(7)  Security partially or fully lent (Note 5).

(9)  Non-income producing security.

ADR – American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS—DECEMBER 31, 2007 (CONT'D)

Number of Shares		Value
	Thrifts & Mortgage Finance (0.2%)
6,400	Fannie Mae	$255,872	(7)
9,200	New York Community Bancorp, Inc.	161,736	(7)
	Total Thrifts & Mortgage Finance	417,608
	Wireless Telecommunication Services (0.1%)
8,900	Motorola, Inc.	142,756	(7)
	Total Common Stock (Cost: $8,758,830) (4.5%)	9,105,063
	Short-Term Investments
	Money Market Investments (24.5%)
49,848,716	State Street Navigator Securities Lending Trust, 4.88%	49,848,716	(10)
	Total Money Market Investments (Cost: $49,848,716)	49,848,716

Principal Amount		Value
	Other Short-Term Investments (0.2%)
$377,225	State Street Bank & Trust Co. Depository Reserve, 2.6%, due 01/02/08	$377,225
	Total Other Short-Term Investments (Cost: $377,225)	377,225
	Total Short-Term Investment (Cost $50,225,941) (24.7%)	50,225,941
	TOTAL INVESTMENTS (Cost $302,067,720) (129.4%)	263,039,857
	LIABILITIES IN EXCESS OF OTHER ASSETS (-29.4%)	(59,738,162)
	NET ASSETS (100.0%)	$203,301,695

(7)  Security partially or fully lent (Note 5).

(9)  Non-income producing security.

(10)  Represents investment of security lending collateral (Note 5).

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

INVESTMENTS BY INDUSTRY—DECEMBER 31, 2007

Industry*	Percentage of Net Assets
U.S. Government Agency Obligations	40.6%
Financial Services	18.7	(1)
Banking	14.9
Diversified Financial Services- Specialized Finance	12.9
Thrifts & Mortgage Finance	2.9
Electronics	1.2
Insurance	1.1
Automobiles	0.9
Oil, Gas & Consumable Fuels	0.8
Real Estate	0.8
Aerospace & Defense	0.7
Oil & Gas	0.7
Pharmaceuticals	0.7
Airlines	0.6
Diversified Financial Services	0.6
Media - Broadcasting & Publishing	0.6
Utilities	0.6
Electric Utilities	0.5
Road & Rail	0.5
Diversified Telecommunication Services	0.4
Healthcare Providers	0.4
Media	0.4
Containers & Packaging	0.3
Food & Staples Retailing	0.3

Industry	Percentage of Net Assets
Biotechnology	0.2%
Commercial Services	0.2
Computers & Peripherals	0.2
Food Products	0.2
Industrial Conglomerates	0.2
Medical Supplies	0.2
Software	0.2
Apparel Retailers	0.1
Chemicals	0.1
Commercial Services & Supplies	0.1
Electronic Equipment & Instruments	0.1
Health Care Providers & Services	0.1
Health Care Technology	0.1
Household Products	0.1
Leisure Equipment & Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate Investment Trusts (REITs)	0.1
Wireless Telecommunication Services	0.1
Diversified Financial Services- Multi-Sector Holdings	0.0	**
Household Durables	0.0	**
Multi-Utilities	0.0	**
Short-Term Investments	24.7
Total	129.4%

  *  These classifications are unaudited.

  **  Value rounds to less than 0.1% of net assets

(1)  The percentage includes the Fund's investment in Dow Jones CDX, Series 9, Trust 1, a pass-through index bond consisting of high yield credit default swaps, originally of 100 companies across more than 30 industries. For industry classification purposes, the Fund looks through the bond to the underlying companies.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES—DECEMBER 31, 2007

Assets:
Investments, at Value (Cost: $302,067,720) (1)	$263,039,857
Receivable for Securities Sold	342,523
Interest and Dividends Receivable	1,619,726
Total Assets	265,002,106
Liabilities:
Payables Upon Return of Securities Loaned	49,848,716
Distributions Payable	6,617,787
Payable for Borrowings	4,500,000
Payables for Securities Purchased	293,501
Accrued Other Expenses	196,427
Accrued Investment Advisory Fees	112,678
Interest Payable on Borrowings	90,721
Accrued Directors' Fees and Expenses	39,500
Accrued Compliance Expense	1,081
Total Liabilities	61,700,411
Net Assets	$203,301,695
Net Assets consist of:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,609,979 shares issued and outstanding)	$476,100
Paid-in Capital	322,741,699
Accumulated Net Realized (Loss) on Investments	(75,086,435)
Distributions in Excess of Net Investment Income	(5,801,806)
Net Unrealized Depreciation on Investments	(39,027,863)
Net Assets	$203,301,695
Net Asset Value per Share	$4.27
Market Price per Share	$3.67

(1)  The market value of securities lent at December 31, 2007 was $47,335,657.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

STATEMENT OF OPERATIONS—YEAR ENDED DECEMBER 31, 2007

Investment Income:
Interest (including net security lending income of $87,901)	$18,730,604
Dividends (net of foreign withholding of taxes of $3,391)	2,365,571
Total Investment Income	21,096,175
Expenses:
Investment Advisory Fees	1,388,558
Interest Expense	768,765
Legal Fees	95,560
Audit and Tax Service Fees	94,370
Directors' Fees and Expenses	83,219
Administration Fees	73,176
Printing and Distribution Costs	68,036
Transfer Agent Fees	61,507
Proxy Expense	47,000
Listing Fees	44,277
Miscellaneous	37,753
Accounting Fees	33,060
Insurance Expense	20,355
Custodian Fees	16,368
Compliance Expense	6,536
Net Expenses	2,838,540
Net Investment Income	18,257,635
Net Realized Loss and Change in Unrealized Depreciation on Investments:
Net Realized Loss on Investments	(13,069,949)
Change in Unrealized Depreciation on Investments	(47,788,943)
Net Realized Loss and Change in Unrealized Appreciation on Investments	(60,858,892)
Decrease in Net Assets from Operations	$(42,601,257)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$18,257,635	$14,262,911
Net Realized Gain (Loss) on Investments	(13,069,949)	10,103,945
Change in Unrealized Appreciation (Depreciation) on Investments	(47,788,943)	5,128,441
Increase (Decrease) in Net Assets Resulting from Operations	(42,601,257)	29,495,297
Distributions to Shareholders:
From Net Investment Income	(20,615,125)	(17,901,357)
Total Increase (Decrease) in Net Assets	(63,216,382)	11,593,940
Net Assets:
Beginning of Year	266,518,077	254,924,137
End of Year	$203,301,695	$266,518,077
Distributions in Excess of Net Investment Income	$(5,801,806)	$(5,801,401)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

STATEMENT OF CASH FLOWS—YEAR ENDED DECEMBER 31, 2007

Cash Flows From Operating Activities:
Net Decrease in Net Assets from Operations	$(42,601,257)
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Provided by Activities:
Investments Purchased	(192,639,228)
Investments Sold	225,240,890
Net Increase in Short-Term Investments	(23,948,668)
Net Amoriztation/Accretion of Premium/(Discount)	(79,356)
Decrease in Interest and Dividends Receivable	598,769
Increase in Payable Upon Return of Securities Loaned	39,342,029
Increase in Accrued Directors' Fees and Expenses	19,397
Increase in Accrued Compliance Expense	497
Decrease in Accrued Investment Advisory Fees	(168,721)
Decrease in Interest Payable on Borrowings	(568,944)
Increase in Other Accrued Expenses	18,376
Realized and Unrealized Loss on Investments	60,858,892
Net Cash Provided by Activities	66,072,676
Cash Flows Used in Financing Activities:
Distributions to Shareholders	(18,472,676)
Net Repayments on Borrowings	(47,600,000)
Net Cash Used in Financing Activities	(66,072,676)
Net Change in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Interest paid during the year	$1,337,709

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies:

TCW Strategic Income Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987, as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, options, securities issued or guaranteed by the United States Government, its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements, mortgage related securities, asset-backed securities, money market securities and other securities without limit believed by the Fund's investment advisor to be consistent with the Fund's investment objective. TCW Investment Management Company (the "Advisor") is the Investment Advisor to the Fund and is registered under the Investment Advisors Act of 1940.

The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, where upon they will be valued at amortized value using their value of the 61st day prior to maturity.

The Fund values asset-backed securities and collateralized debt obligations securities with valuations provided by dealers who make markets in such securities. The Schedule of Investments includes such investments with a value of $33,493,019 or 16.5% of net assets whose values have been determined based on prices supplied by dealers in the absence of readily determinable values. These values may differ from the realizable values had a liquid market existed for these investments, and the differences could be material.

The Fund invests a portion of its assets in below-investment grade debt securities, including asset-backed securities and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Recent instability in the markets for fixed-income securities, particularly securities with sub-prime exposure, has resulted in increased volatility of market prices and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or mean prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the

TCW Strategic Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONT'D)

general supervision of the Fund's Board of Directors. At December 31, 2007, three securities were fair valued totaling $72,286 or 0.04% of net assets.

Security Transactions and Related Investment Income: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts, including original issue discounts, and premiums on securities purchased are amortized using a constant yield-to-maturity method. Realized gains and losses on investments are recorded on the basis of specific identified cost.

For certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities) but the cash flows have changed based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security.

Distributions: Distributions to shareholders are recorded on ex-dividend date. The Fund declares and pays, or reinvests, dividends quarterly based on the managed distribution plan adopted by the Fund's Board of Directors. Under the Plan, the Fund will distribute a cash dividend equal to 7% of the Fund's net asset value on an annualized basis. The distribution will be based on the Fund's net asset value from the previous calendar year-end. The source for the dividend comes from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may be primarily due to differing treatments for market discount and premium, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2—Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2007, the Fund had a total loss carryforward for federal income tax purposes of $75,061,460 which will expire in 2009 ($2,458,898) 2010 ($61,853,273) and in 2011 ($10,749,289). For the year ended December 31, 2007 the Fund utilized a total loss carryforward of $7,431,256.

Also for the year ended December 31, 2007, the Fund distributed, on a tax basis, $20,615,125 all of which is characterized as ordinary income.

TCW Strategic Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONT'D)

At December 31, 2007, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Appreciated securities	$10,330,274
Depreciated securities	(50,472,951)
Net unrealized appreciation	$(40,142,677)
Cost of securities for federal income tax purposes	$303,182,534

The following reclassifications have been made for the permanent differences between book and tax accounting as of December 31, 2007:

Increase (Decrease)
Undistributed/accumulated net investment income (loss)	$2,357,085
Undistributed/accumulated net realized gain (loss)	$20,498,428
Paid-in capital	$(22,855,513)

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN No. 48"), Accounting for Uncertainty in Income Taxes, during the year ended December 31, 2007. The adoption of FIN No. 48 did not have a material effect on the net asset value, financial condition or results of operations of the Fund, as there was no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the year ended December 31, 2007, the Fund did not have a liability for any unrecognized tax benefits nor recognize any interest and penalties related to unrecognized tax benefits.

The Fund is subject to examination by U.S. federal and state tax authorities for returns filed after 2004 and 2003 respectively nor recognize any interest and penalties related to unrecognized tax benefits.

Note 3—Investment Advisory and Service Fees:

As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average managed assets and 0.50% of the Fund's average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund's Board of Directors, a portion of the Advisor's costs associated in support of the Fund's Rule 38a-1 compliance obligations, which is included in the Statement of Operations.

Note 4—Purchases and Sales of Securities:

For the year ended December 31, 2007, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $154,893,093 and $213,387,164, respectively, for non-U.S. Government Securities and aggregated $34,383,104 and $11,279,669, respectively, for U.S. Government Securities.

Note 5—Security Lending:

During the year ended December 31, 2007, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 2007, the cash collateral received from borrowing brokers was $49,848,716, which was 105.31% of the value of loaned securities. The Fund receives income, net of broker fees, by investing the cash collateral in short-term investments and is stated on the Statement of Operations.

Note 6—Directors' Fees:

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $83,219 from the Fund for the year ended December 31, 2007. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor.

TCW Strategic Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Note 7—Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding 144A issues) at December 31, 2007. However, certain 144A securities were deemed illiquid as of December 31, 2007 and therefore were considered restricted. Aggregate cost and fair value of such securities held at December 31, 2007 were as follows:

Aggregate Cost	Aggregate Value	Value as a Percentage of Fund's Net Assets
$68,172,570	$24,715,512	12.2%

Note 8—Loan Outstanding:

The Fund is permitted to have bank borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $60 million at a rate, per annum, equal to the Federal Funds Rate plus 0.75%. The average daily loan balance during the period for which loans were outstanding amounted to $10,517,534, and the weighted average interest rate was 5.78%. Interest expense for the line of credit was $768,765 for the year ended December 31, 2007. The maximum outstanding loan balance during the year ended December 31, 2007 was $47,100,000. The outstanding borrowing under the line of credit was $4,500,000 at December 31, 2007.

Note 9—Recently Issued Accounting Pronouncements:

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007, and will be disclosed accordingly in the future financial reports.

Note 10—Indemnifications:

Under the Fund's organizational documents, its officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

TCW Strategic Income Fund, Inc.

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net Asset Value Per Share, Beginning of Year	$5.60	$5.35	$5.78	$5.62	$4.63
Income from Operations:
Net Investment Income (1)	0.38	0.30	0.21	0.20	0.20
Net Realized and Unrealized Gains (Losses) on Investments	(1.28)	0.33	(0.25)	0.19	1.00
Total from Investment Operations	(0.90)	0.63	(0.04)	0.39	1.20
Less Distributions:
Distributions from Net Investment Income	(0.43)	(0.38)	(0.40)	(0.24)	(0.16)
Distributions from Paid-in-Capital	—	—	—	—	(0.06)
Total Distributions	(0.43)	(0.38)	(0.40)	(0.24)	(0.22)
Capital Activity:
Impact to Capital for Shares Issued	—	—	—	— (2)	—
Impact to Capital for Shares Repurchased	—	—	0.01	0.01	0.01
Total from Capital Activity	—	—	0.01	0.01	0.01
Net Asset Value Per Share, End of Year	$4.27	$5.60	$5.35	$5.78	$5.62

Market Value Per Share, End of Year	$3.67	$5.11	$4.69	$5.36	$4.98

Total Investment Return (3)	(20.70)%	17.50%	(5.17)%	13.02%	25.14%
Net Asset Value Total Return (4)	(16.54)%	12.16%	(0.36)%	7.23%	26.82%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$203,302	$266,518	$254,924	$280,873	$278,361
Ratio of Expenses Before Interest Expense to Average Net Assets	0.86%	1.00%	0.89%	0.90%	0.84%
Ratio of Interest Expense to Average Net Assets	0.32%	0.55%	—%	—%	—%
Ratio of Total Expenses to Average Net Assets	1.18%	1.55%	0.89%	0.90%	0.84%
Ratio of Net Investment Income to Average Net Assets	7.60%	5.52%	3.73%	3.51%	3.89%
Portfolio Turnover Rate	74.98%	174.33%	56.04%	91.35%	115.16%

(1)  Computed using average shares outstanding throughout the year.

(2)  Impact from reclassification of $114,359 from other accrued expenses to paid-in capital is less than $0.01. The Fund reclassified the amount in 2004 in that the estimated liabilities related to the Fund's last rights offering are no longer required.

(3)  Based on market price per share, adjusted for reinvestment of distributions.

(4)  Based on net asset value per share, adjusted for reinvestment of distributions.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of TCW Strategic Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2007, and the related statements of operations and cashflows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2007, the results of its operations and its cashflows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 21, 2008

TCW Strategic Income Fund, Inc.

VOTING INFORMATION (UNAUDITED)

Report of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 11, 2007. At the meeting, the following matter was submitted to a shareholder vote: (i) the election of Alvin R. Albe, Jr., Samuel P. Bell, Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker and William C. Sonneborn as Directors to serve until their successors are elected and qualify (each nominee was elected with Mr. Albe receiving 41,357,930 affirmative votes and 1,270,720 votes withheld, Mr. Bell receiving 41,083,532 affirmative votes and 1,545,118 votes withheld, Mr. Call receiving 41,035,251 affirmative votes and 1,593,399 votes withheld, Mr. Fong receiving 41,138,335 affirmative votes and 1,490,315 votes withheld, Mr. Gavin receiving 41,058,014 affirmative votes and 1,570,636 votes withheld, Mr. Haden receiving 41,141,184 affirmative votes and 1,487,466 votes withheld, Mr. Parker receiving 41,059,367 affirmative votes and 1,569,283 votes withheld and Mr. Sonneborn receiving 41,112,473 affirmative votes and 1,516,177 votes withheld). 47,609,979 shares were outstanding on the record date of the meeting and 42,628,650 shares with respect to the proposal entitled to vote were present in person or proxy at the meeting.

TCW Strategic Income Fund, Inc.

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.  By calling 1-(877) 829-4768 to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor's proxy voting guidelines, it will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Fund's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available:

1.  By calling 1-(877) 829-4768 to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund's proxy voting record, it will send the information disclosed in the Fund's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request. The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877)829-4768 to obtain a hard copy. You may also obtain the Fund's Form N-Q:

1.  By going to the SEC website at http://www.sec.gov.; or

2.  By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on June 19, 2007.

TCW Strategic Income Fund, Inc.

PRIVACY POLICY

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, "Privacy of Consumer Financial Information," issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., and TCW Strategic Income Fund, Inc. (collectively, "TCW") are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services through joint marketing arrangements.

•  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

TCW Strategic Income Fund, Inc.

PRIVACY POLICY (CONT'D)

Categories of Information We Disclose to Our Affiliated Entities

•  We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•  We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address set out at the bottom of this policy.

Reminder About TCW's Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc. and TCW Strategic Income Fund, Inc.:

•  Are not guaranteed by a bank;

•  Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•  Are not insured by the Federal Deposit Insurance Corporation; and

•  Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

DIVIDEND REINVESTMENT PLAN:

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund's net assets value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased for them under the Plan.

To enroll in the plan, if your shares are registered in your name, write to BNY Mellon Shareowner Services ("BNY"), P.O. Box 358035, Pittsburgh, PA 15252-8035, or call (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact BNY or your broker. You may elect to continue to hold shares previously purchased on you behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

TCW Strategic Income Fund, Inc.

DIRECTORS AND OFFICERS

A board of eight directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the "Fund"). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (71) c/o Paul Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Strategic Income Fund, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit organization).	Point 360 (audio visual services), Broadway National Bank (banking), TCW Funds, Inc. (mutual fund).

Richard W. Call (83) 496 Prospect Terrace Pasadena, CA 91103	Mr. Call has served as a director of TCW Strategic Income Fund, Inc. since February 1987.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Funds, Inc. (mutual fund).

Matthew K. Fong (54) Strategic Advisory Group 556 S. Fair Oaks Avenue Pasadena, CA 91105	Mr. Fong has served as a director of TCW Strategic Income Fund, Inc. since April 1999.	President, Strategic Advisory Group; Managing Director, MCM Securities; Of Counsel Sheppard, Mullin, Richter & Hampton (law firm) since 1999.	Seismic Warning Systems, Inc., PGP, LLP (private equity fund) and TCW Funds, Inc. (mutual fund).

John A. Gavin (76) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Gavin has served as a director of TCW Strategic Income Fund, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (mutual fund), Claxon, S.A. (diversified media and communications); TCW Funds, Inc. (mutual fund), and Hotchkis and Wiley Funds (mutual fund).

Patrick C. Haden (54) 10900 Wilshire Boulevard Los Angeles, CA 90024 Chairman	Mr. Haden has served as a director of TCW Strategic Income Fund, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Funds, Inc. (mutual fund).

TCW Strategic Income Fund, Inc.

DIRECTORS AND OFFICERS (CONT'D)

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Charles A. Parker (73) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Parker has served as a director of TCW Strategic Income Fund, Inc. since May 1988.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), trustee of the Burridge Center for Research in Security Prices (University of Colorado) and TCW Funds, Inc. (mutual fund).

William C. Sonneborn (37) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Sonneborn has served as a director of TCW Strategic Income Fund, Inc. since August 2006.	President, Chief Operating Officer and Director, the Adviser, Trust Company of the West and The TCW Group, Inc.; Vice Chairman and Director, TCW Asset Management Company; President and Chief Executive Officer, TCW Funds, Inc.	None.

David S. DeVito (45) 865 South Figueroa Street Los Angeles, CA 90017	Mr. DeVito has served as a director of TCW Strategic Income Fund, Inc. since January 2008	Group Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Funds, Inc.	None.

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Michael Cahill (56)*	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Funds, Inc.

Jeffery E. Gundlach (48)*	Senior Vice President and Portfolio Manager	Group Managing Director and Chief Investment Officer, the Advisor and Trust Company of the West; President, Chief Investment Officer and Director, TCW Asset Management Company.

TCW Strategic Income Fund, Inc.

DIRECTORS AND OFFICERS (CONT'D)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (52)*	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Thomas D. Lyon (48)*	Senior Vice President	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Hilary G.D. Lord (51)*	Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., TCW Asset Management Company and Trust Company of the West; Senior Vice President and Chief Compliance Officer, TCW Funds, Inc.

Philip K. Holl (58)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary and Associate General Counsel, TCW Funds, Inc.

George N. Winn (39)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company.

  (1)  Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  *  Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

(THIS PAGE INTENTIONALLY LEFT BLANK)

Item 2.                    Code of Ethics.  The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.  The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.                    Audit Committee Financial Expert.  The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management, serving on its audit committee.

Item 4.                    Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2006	2007

$63,440	$65,500

(b) Audit-Related Fees Paid by Registrant

2006	2007

0	0

(c) Tax Fees Paid by Registrant

2006	2007

$9,750	$4,750

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2006	2007

0	0

(e) (1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant.  Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None

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(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable.

Item 5.                    Audit of Committee of Listed Registrants.

(a)   The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The registrant’s audit committee members, consisting solely of independent directors are:

Samuel P. Bell

Richard W. Call

Matthew K. Fong

John A. Gavin

Patrick C. Haden

Charles A. Parker

Item 6.                    Schedule of Investments. Not Applicable.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Guidelines and Procedures

February 2007

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds.  If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).  The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy

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voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues.  The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments.  TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process.  The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records.  All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties.  Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.  In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares.  In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW.  When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments.  With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal.  TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals.  The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners.  A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines.  If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it.  The Director of Research will review the portfolio manager’s vote and make a determination.  If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies.  In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings.  In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly.

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On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, such vote is to be decided on a case-by-case basis or if the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship is deemed material to TCW.  In making this determination, a conflict of interest will not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management.  If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company.  The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel.  If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material.  If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients.  These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.  TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts.  To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering,

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Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision.  Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record.  For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies.  The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.  Furthermore, the operational hurdles to voting proxies vary by country.  As a result, TCW considers international proxy voting on a case-by-case basis.  However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.”  The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•      For director nominees in uncontested elections

•      For management nominees in contested elections

•      For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•      For changing the company name

•      For approving other business

•      For adjourning the meeting

•      For technical amendments to the charter and/or bylaws

•      For approving financial statements

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Capital Structure

•      For increasing authorized common stock

•      For decreasing authorized common stock

•      For amending authorized common stock

•      For the issuance of common stock, except against if the issued common stock has superior voting rights

•      For approving the issuance or exercise of stock warrants

•      For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•      For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•      For decreasing authorized preferred stock

•      For canceling a class or series of preferred stock

•      For amending preferred stock

•      For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•      For eliminating preemptive rights

•      For creating or restoring preemptive rights

•      Against authorizing dual or multiple classes of common stock

•      For eliminating authorized dual or multiple classes of common stock

•      For amending authorized dual or multiple classes of common stock

•      For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•      For a stock repurchase program

•      For a stock split

•      For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•      For merging with or acquiring another company

•      For recapitalization

•      For restructuring the company

•      For bankruptcy restructurings

•      For liquidations

•      For reincorporating in a different state

•      For a leveraged buyout of the company

•      For spinning off certain company operations or divisions

•      For the sale of assets

•      Against eliminating cumulative voting

•      For adopting cumulative voting

Board of Directors

•      For limiting the liability of directors

•      For setting the board size

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•      For allowing the directors to fill vacancies on the board without shareholder approval

•      Against giving the board the authority to set the size of the board as needed without shareholder approval

•      For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•      For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•      For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•      Against a classified board

•      Against amending a classified board

•      For repealing a classified board

•      Against ratifying or adopting a shareholder rights plan (poison pill)

•      Against redeeming a shareholder rights plan (poison pill)

•      Against eliminating shareholders’ right to call a special meeting

•      Against limiting shareholders’ right to call a special meeting

•      For restoring shareholders’ right to call a special meeting

•      Against eliminating shareholders’ right to act by written consent

•      Against limiting shareholders’ right to act by written consent

•      For restoring shareholders’ right to act by written consent

•      Against establishing a supermajority vote provision to approve a merger or other business combination

•      For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•      For eliminating a supermajority vote provision to approve a merger or other business combination

•      Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•      Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•      Against establishing a fair price provision

•      Against amending a fair price provision

•      For repealing a fair price provision

•      For limiting the payment of greenmail

•      Against adopting advance notice requirements

•      For opting out of a state takeover statutory provision

•      Against opt into a state takeover statutory provision

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Compensation

•      For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•      For limiting per-employee option awards

•      For extending the term of a stock incentive plan for employees

•      Case-by-case on assuming stock incentive plans

•      For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•      For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•      For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•      For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•      For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

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or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•      For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•      For approving an annual bonus plan

•      For adopting a savings plan

•      For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•      For adopting a deferred compensation plan

•      For approving a long-term bonus plan

•      For approving an employment agreement or contract

•      For amending a deferred compensation plan

•      For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•      For amending an annual bonus plan

•      For reapproving a stock option plan or bonus plan for purposes of OBRA

•      For amending a long-term bonus plan

Shareholder Proposals

•      For requiring shareholder ratification of auditors

•      Against requiring the auditors to attend the annual meeting

•      Against limiting consulting by auditors

•      Against requiring the rotation of auditors

•      Against restoring preemptive rights

•      For asking the company to study sales, spin-offs, or other strategic alternatives

•      For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•      Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•      Against eliminating the company’s discretion to vote unmarked proxy ballots.

•      For providing equal access to the proxy materials for shareholders

•      Against requiring a majority vote to elect directors

•      Against requiring the improvement of annual meeting reports

•      Against changing the annual meeting location

•      Against changing the annual meeting date

•      Against asking the board to include more women and minorities as directors.

•      Against seeking to increase board independence

•      Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•      Against requiring minimum stock ownership by directors

•      Against providing for union or employee representatives on the board of directors

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•      For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•      For increasing the independence of the nominating committee

•      For creating a nominating committee of the board

•      Against urging the creation of a shareholder committee

•      Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•      Against asking that a lead director be chosen from among the ranks of the non-employee directors

•      For adopting cumulative voting

•      Against requiring directors to place a statement of candidacy in the proxy statement

•      Against requiring the nomination of two director candidates for each open board seat

•      Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•      For repealing a classified board

•      Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•      For eliminating supermajority provisions

•      For reducing supermajority provisions

•      Against repealing fair price provisions

•      For restoring shareholders’ right to call a special meeting

•      For restoring shareholders’ right to act by written consent

•      For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•      For seeking to force the company to opt out of a state takeover statutory provision

•      Against reincorporating the company in another state

•      For limiting greenmail payments

•      Against advisory vote on compensation

•      Against restricting executive compensation

•      For enhance the disclosure of executive compensation

•      Against restricting director compensation

•      Against capping executive pay

•      Against calling for directors to be paid with company stock

•      Against calling for shareholder votes on executive pay

•      Against calling for the termination of director retirement plans

•      Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•      Against seeking shareholder approval to reprice or replace underwater stock options

•      For banning or calling for a shareholder vote on future golden parachutes

•      Against seeking to award performance-based stock options

•      Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•      Against requesting that future executive compensation be determined without regard to any pension fund income

11

•                  Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•                  Against requiring option shares to be held

•                  For creating a compensation committee

•                  Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•                  For increasing the independence of the compensation committee

•                  For increasing the independence of the audit committee

•                  For increasing the independence of key committees

Social Issue Proposals

•                  Against asking the company to develop or report on human rights policies

•                  For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•                  Against asking the company to limit or end operations in Burma

•                  For asking management to review operations in Burma

•                  For asking management to certify that company operations are free of forced labor

•                  Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•                  Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•                  Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•                  Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•                  Against asking management to report on the company’s foreign military sales or foreign offset activities

•                  Against asking management to limit or end nuclear weapons production

•                  Against asking management to review nuclear weapons production

•                  Against asking the company to establish shareholder-designated contribution programs

•                  Against asking the company to limit or end charitable giving

•                  For asking the company to increase disclosure of political spending and activities

•                  Against asking the company to limit or end political spending

•                  For requesting disclosure of company executives’ prior government service

•                  Against requesting affirmation of political nonpartisanship

•                  For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•                  Against severing links with the tobacco industry

•                  Against asking the company to review or reduce tobacco harm to health

•                  For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•                  For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

12

•                  Against asking the company to take action on embryo or fetal destruction

•                  For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•                  For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•                  Against asking management to endorse the Ceres principles

•                  For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•                  For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•                  For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•                  For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•                  Against asking the company to preserve natural habitat

•                  Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•                  Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•                  For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•                  Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•                  For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•                  Against asking management to drop sexual orientation from EEO policy

•                  Against asking management to adopt a sexual orientation non-discrimination policy

•                  For asking management to report on or review Mexican operations

•                  Against asking management to adopt standards for Mexican operations

•                  Against asking management to review or implement the MacBride principles

•                  Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•                  For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•                  Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

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•                  For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Item 8.                  Portfolio Managers of Closed-End Management Investments Companies.

(a)	Portfolio Managers

	Jeffrey E. Gundlach	President and Chief Investment Officer
TCW Asset Management Company; Group
Managing Director and Chief Investment Officer,
TCW Investment Management Company and Trust
Company of the West

(b)	Other Accounts Managed as of December 31, 2007 in millions

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey E. Gundlach	8	$1,132.1	13	$12,298.2	91	$22,872.6	0	—	6	$10,862.4	9	$3,521.1

(c)          Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group of Companies (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

(d)         Portfolio Manager Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”).  Profit sharing and equity incentives generally represent most of the

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portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.           Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.             Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel.  Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products.  In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds or the Fund, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof.  The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund. In the case of the TCW Equities and TCW Focused Equities Funds, the Russell 1000 Value rather than the S&P 500 is used to measure performance for purposes of the profit sharing percentage.

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Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees.  For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation  techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds).  In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.       In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.        All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole.  Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW.  Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in

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Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met.  Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles.          Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(e)      Share Ownership in Registrant as of December 31, 2007

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill

Jeffrey E. Gundlach							X

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  None.

Item 10.                 Submission of Matters to a vote of Security Holders.  Not Applicable.

Item 11.                 Controls and Procedures.

(a)          The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12.	Exhibits.

	(a)	EX-99.CODE – Code of Ethics (filed herewith)

	(b)	EX-99.CERT – Section 302 Certifications (filed herewith).
EX-99.906CERT – Section 906 Certification (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)
/s/ William C. Sonneborn
William C. Sonneborn
Chief Executive Officer

Date	March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ William C. Sonneborn
William C. Sonneborn
Chief Executive Officer

Date	March 3, 2008

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	March 3, 2008

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